UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2026

Universal Logistics Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	0-51142	38-3640097
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12755 E. Nine Mile Road
Warren, Michigan		48089
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 586 920-0100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ULH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 29, 2026, certain subsidiaries of Universal Logistics Holdings, Inc. entered into a Fourth Amendment Agreement (the “Fourth Amendment”) with KeyBank National Association, as administrative agent, and the lenders party thereto. The Fourth Amendment amends their Credit and Security Agreement, dated as of November 27, 2018, as previously amended (the “Credit Agreement”).

The Fourth Amendment extends the maturity date under the Credit Agreement from September 30, 2027 to September 30, 2029, reduces the aggregate revolving commitments from $500.0 million to $350.0 million and revises the uncommitted accordion feature to permit the borrowers, subject to specified conditions and commitments from participating lenders, to increase the aggregate revolving commitments by up to $150.0 million.

The Fourth Amendment also revises the leverage-based pricing grids used to determine the applicable interest-rate margins on borrowings and commitment fees on unused revolving commitments under the Credit Agreement.

The Credit Agreement continues to contain customary affirmative and negative covenants, including financial covenants requiring compliance with specified leverage and fixed charge coverage ratios, and customary events of default.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment, including the Credit Agreement attached thereto as Exhibit A, a copy of which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

10.1

Fourth Amendment Agreement, dated as of September 29, 2026, among Universal Management Services, Inc., the other borrowers party thereto, KeyBank National Association, as Administrative Agent, and the lenders party thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL LOGISTICS HOLDINGS, INC.

Date:	October 1, 2026	By:	/s/ Steven Fitzpatrick
Steven Fitzpatrick Secretary